UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                FORM 8-K/A NO. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 1997

                             THE VINCAM GROUP, INC.
             (Exact name of registrant as specified in its charter)

     FLORIDA                          0-28148                             59-2452823
(State or other jurisdiction      (Commission File Nunber)   (I.R.S. Employer Identification No.)
of incorporation or organization)

2850 DOUGLAS ROAD, CORAL GABLES, FLORIDA                             33134
(Address of principal executive offices)                          (Zip Code)

                                 (305) 460-2350
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
     (Former name, former address, and former fiscal year, if changed since last report)

        Item 7 of the Registrant's Current Report on Form 8-K dated June 30, 1997 is hereby amended in its entirety as follows:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)   Financial Statements of Businesses Acquired.

        As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by
Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Current Report on Form 8-K no later than 75 days from the date of this Current Report on Form 8-K, or September 13, 1997.

        (b)   Pro Forma Financial Information.

        As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such pro forma financial information shall be filed by amendment to this Current Report on Form 8-K no later than 75 days from the date of this Current Report on Form 8-K, or September 13, 1997.

        (c)   Exhibits.

EXHIBIT NO.       DESCRIPTION
----------        -----------

2 Agreement and Plan of Merger by and among The Vincam Group, Inc., Amstaff, Inc. and Gregory J. Packer and Gregory J. Packer, as Trustee, dated as of June 30, 1997.*


*Schedules and exhibits to Exhibit 2 have not been filed with the Securities and Exchange Commission (the "Commission"). The Registrant agrees to provide those schedules and exhibits supplementally upon the request of the Commission.

                                   SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, as of July 23, 1997.

                                     THE VINCAM GROUP, INC.

Date:  JULY 23, 1997                 By:    /S/ STEPHEN L. WAECHTER
       -------------                    ---------------------------
                                           Stephen L. Waechter, Chief Financial
                                           Officer and Senior Vice President
                                           Finance and Administration (Principal
                                           Financial Officer)

                                        2